UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 27, 2008
Biogen Idec Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-19311 (Commission File Number)	33-0112644 (IRS Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)
(617) 679-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))x

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Ex-99.1 Dear Healthcare Professional letter, dated February 2008, issued by the Registrant Elan

Item 8.01. Other Events.
     As previously disclosed, clinically significant liver injury has been reported in patients treated with TYSABRI in the post-marketing setting. Biogen Idec Inc. (the “Registrant”) and its TYSABRI collaboration partner, Elan Corporation plc (“Elan”) have issued a letter to healthcare professionals describing these risks. A copy of the letter was posted today on the U.S. Food and Drug Administration’s website and is attached as exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Dear Healthcare Professional letter, dated February 2008, issued by the Registrant and Elan.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
Dated: February 27, 2008	By:	/s/ Robert A. Licht
		Name:	Robert A. Licht
		Title:	Vice President and Assistant Secretary